UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 2, 2008

(Date of earliest event reported)

SOUTHERN STAR ENERGY INC.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30299 (Commission File Number)	20-2514234 (IRS Employer Identification No.)

110 CYPRESS STATION DRIVE, SUITE 152, HOUSTON, TEXAS 77090

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (832) 375-0330

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD

On October 2, 2008, the Registrant issued a press release announcing that it has successfully drilled and logged the targeted Cotton Valley interval in its Atkins-Lincoln 17-2 Well on the Registrant’s Sentell Field property in Bossier Parish, Louisiana. A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Exhibits

99.1	Press Release dated October 2, 2008*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN STAR ENERGY INC. (Registrant)

Dated: October 2, 2008	By: William David Gibbs William David Gibbs Chief Executive Officer, President, Secretary and Treasurer